EXHIBIT 99.1

For Immediate Release	Contact:	Bob Lougee (703) 721-3080
Wednesday, October 31, 2007		bob.lougee@usamobility.com
USA Mobility Reports Third Quarter Operating Results;
Board Declares Quarterly Cash Distribution of $0.65 Per Share
Net Income Totals $20.3 Million as Subscriber and Revenue Trends Improve
Alexandria, VA (October 31, 2007) — USA Mobility, Inc. (Nasdaq: USMO), a leading provider of wireless messaging and communications services, today announced operating results for the third quarter ended September 30, 2007. Reported net income was $20.3 million, or $0.74 per fully diluted share, compared to $8.7 million, or $0.31 per fully diluted share, in the third quarter of 2006.
In addition, on October 30, 2007 the Company’s Board of Directors declared a regular quarterly cash distribution of $0.65 per share. The cash distribution will be paid on November 29, 2007 to stockholders of record on November 8, 2007. The Company expects the entire amount of the cash distribution to be paid as a return of capital.
Third quarter results included:
•	Reported revenue totaled $105.4 million, compared to $107.5 million in the second quarter of 2007 and $119.6 million in the third quarter of 2006.

•	The quarterly rate of revenue erosion improved to 1.9 percent from 3.7 percent in the second quarter, while the annual rate of revenue erosion improved to 11.8 percent in the third quarter compared to 15.5 percent in the second quarter and 17.3 percent in the first quarter of 2007.

•	Average revenue per unit (“ARPU”) improved to $8.62, compared to $8.54 in the second quarter and $8.60 in the year-earlier quarter.

•	Operating expenses — excluding depreciation, amortization and accretion — totaled $73.9 million, a reduction of $12.4 million, or 14.4 percent, from the third quarter of 2006.

•	EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) was $31.6 million for the third quarter, while EBITDA margin (or EBITDA as a percentage of revenue) was 29.9 percent.

•	Operating income totaled $19.5 million, compared to $14.9 million in the third quarter of 2006.

•	Net unit loss was 137,000, compared to 155,000 in the second quarter and 193,000 in the first quarter of 2007 and 172,000 in the year-earlier quarter. Units in service at September 30, 2007 totaled 3,620,000, compared to 3,757,000 at June 30, 2007 and 4,259,000 at September 30, 2006.

•	The quarterly rate of subscriber erosion improved to 3.7 percent, compared to 4.0 percent in the second quarter and 4.7 percent in the first quarter. The annual rate of unit loss improved to 15.0 percent at September 30, 2007 from 15.2 percent at June 30, 2007.

•	Capital expenses were $4.5 million, compared to $5.2 million in the year-earlier quarter.

•	The Company’s cash balance at September 30, 2007 was $63.5 million.

“We once again reported an extremely positive quarter, meeting or exceeding the majority of our business goals and objectives,” said Vincent D. Kelly, president and chief executive officer. “Revenue declined at its lowest level in years, cash flow generation remained strong, and we made additional improvements to our cost structure — including solid progress on our site rent rationalization plan. In addition, the rate of subscriber churn and average revenue per unit showed modest improvement from the prior quarter. Overall, we were pleased and encouraged by the Company’s operating results for the quarter.”
Kelly said the Company’s strategy to focus its selling and marketing efforts around three core subscriber segments, including Healthcare Providers, Government Services and Large Enterprises, all of which include First Responders, continued to generate positive results in the third quarter. “Among other new business opportunities in the government and healthcare sectors, we were pleased to expand our relationship with the U.S. Department of Health and Human Services (DHHS) by providing additional paging units for the National Disaster Medical System, the agency’s nationwide emergency response system. Given the effectiveness of our networks in disaster scenarios, we look to establish similar relationships with other federal, state and local government agencies to help them meet their emergency response communications needs.”
Kelly also noted that the Company returned approximately $17.7 million in capital to stockholders during the third quarter in the form of a cash distribution, consistent with its strategy of returning cash to stockholders. The cash distribution of $0.65 per share was paid on September 6, 2007. Including quarterly and special cash distributions paid earlier in the year, the Company has returned approximately $80.5 million in capital to stockholders thus far in 2007.
Kelly cautioned, however, that the Company’s ability to continue to return capital to stockholders will depend largely on future operating results as well as internal capital requirements. “Despite a very successful third quarter,” he said, “we face ongoing operating challenges as the rate of gross subscriber cancellations remains high.
The continuation of this trend, coupled with the related loss of revenue, presents a significant risk with respect to future operating margins and cash flows since a lower revenue base limits our opportunities to reduce costs. If this trend were to continue, the impact would be to reduce the amount of cash generated in future periods.” In short, while we are pleased with our current operating performance, we are mindful of these longer term risks and are working diligently to address them.”
Thomas L. Schilling, chief operating officer and chief financial officer, said the Company further reduced its operating expenses during the third quarter, including reductions in site rent and telecommunications expense. “Operating expenses — excluding depreciation, amortization and accretion — decreased 0.4 percent from the second quarter and 14.4 percent from the third quarter of 2006; however, the decrease from the second to the third quarter would have been 2.0 percent absent a one-time severance and restructuring charge of approximately $1.2 million in part connected with the executive management realignment announced in mid-October.” Schilling added: “We also benefited from a slight increase in ARPU in the quarter — the result of price increases in selected distribution channels and improvements in the rate of service credits – which helped offset our rate of revenue erosion. We believe we have now taken the ‘low hanging fruit’ this year in terms of our ability to effect meaningful ARPU enhancement through selective price increases and, as a result, we expect ARPU going forward to trend downward, albeit at a slower pace than in recent years.
“While subscriber disconnect rates remain higher than forecast and a major challenge, we continued to generate strong cash flow during the third quarter and, overall, are pleased with our financial results. Accordingly,” Schilling said, “we are maintaining our previous financial guidance for 2007, projecting full-year revenues between $420 million to $425 million, operating expenses – excluding depreciation, amortization and accretion – between $293 million to $298 million, and capital expenses between $18 million to $20 million.”
* * * * * * * * *
As previously announced, USA Mobility plans to host a conference call for investors on its third quarter results at 10:00 a.m. Eastern Time on Thursday, November 1, 2007. The dial-in number for the call is 888-600-4885 (toll-free) or 913-312-1485 (toll). The pass code for the call is 7577647. A replay of the call will be available from 3:00 p.m. ET on November 1 until 11:59 p.m. on Thursday, November 15. The replay number is 888-203-1112 (toll-free) or 719-457-0820 (toll). The pass code for the replay is 7577647.
* * * * * * * * *

About USA Mobility
USA Mobility, Inc., headquartered in Alexandria, Virginia, is a comprehensive provider of reliable and affordable wireless communications solutions to the healthcare, government, large enterprise and emergency response sectors. As a single-source provider, USA Mobility‘s focus is on the business-to-business marketplace and supplying wireless connectivity solutions to over 70 percent of the Fortune 1000 companies.  The Company operates nationwide networks for both one-way paging and advanced two-way messaging services. In addition, USA Mobility offers mobile voice and data services through Sprint Nextel, including BlackBerry devices and GPS location applications. The Company’s product offerings include customized wireless connectivity systems for the healthcare, government and other campus environments.  USA Mobility also offers M2M (machine-to-machine) telemetry solutions for numerous applications that include asset tracking, utility meter reading and other remote device monitoring applications on a national scale.  For further information visit www.usamobility.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding USA Mobility’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause USA Mobility’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, the ability to continue to reduce operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third-party providers for certain equipment and services, as well as other risks described from time to time in periodic reports and registration statements filed with the Securities and Exchange Commission. Although USA Mobility believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. USA Mobility disclaims any intent or obligation to update any forward-looking statements.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED INCOME STATEMENTS (a)
(unaudited and in thousands, except share and per share amounts)

	For the three months ended
	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07
Revenue:
Paging service	$125,673	$118,872	$112,129	$107,520	$104,003	$98,248	$95,393
Cellular	2,026	2,096	1,728	1,877	2,087	2,497	2,035
Product sales	6,131	5,180	4,851	5,394	4,400	5,335	6,851
Other	1,062	1,057	845	1,253	1,052	1,390	1,145

Total revenue	134,892	127,205	119,553	116,044	111,542	107,470	105,424

Operating expenses:
Cost of products sold	786	1,169	1,184	698	687	1,508	2,435
Service, rental and maintenance	48,092	44,769	42,489	41,770	39,033	39,356	36,746
Selling and marketing	11,059	11,118	10,929	10,796	10,242	9,975	9,891
General and administrative	36,142	32,208	30,994	28,533	26,448	23,297	23,606
Depreciation, amortization and accretion	18,794	18,900	18,361	17,244	13,318	12,450	12,048
Severance and restructuring	170	321	682	3,413	17	—	1,177

Total operating expenses	115,043	108,485	104,639	102,454	89,745	86,586	85,903

% of total revenue	85.3%	85.3%	87.5%	88.3%	80.5%	80.6%	81.5%

Operating income	19,849	18,720	14,914	13,590	21,797	20,884	19,521

% of total revenue	14.7%	14.7%	12.5%	11.7%	19.5%	19.4%	18.5%

Interest income, net	549	1,023	717	1,579	951	932	856
Other income (expense), net	62	988	103	(353)	(516)	826	1,038

Income before income tax expense	20,460	20,731	15,734	14,816	22,232	22,642	21,415
Income tax expense	8,195	9,779	7,075	6,511	9,206	9,676	1,109

Net income	$12,265	$10,952	$8,659	$8,305	$13,026	$12,966	$20,306

Basic net income per common share	$0.45	$0.40	$0.32	$0.30	$0.47	$0.47	$0.74

Diluted net income per common share	$0.45	$0.40	$0.31	$0.30	$0.47	$0.47	$0.74

Basic weighted average common shares outstanding	27,397,307	27,399,533	27,400,853	27,401,492	27,434,418	27,440,094	27,445,028

Diluted weighted average common shares outstanding	27,503,230	27,587,958	27,575,039	27,597,919	27,578,066	27,570,346	27,595,905

Reconciliation of operating income to EBITDA (b):
Operating income	$19,849	$18,720	$14,914	$13,590	$21,797	$20,884	$19,521
Add back: Depreciation, amortization and accretion	18,794	18,900	18,361	17,244	13,318	12,450	12,048

EBITDA	$38,643	$37,620	$33,275	$30,834	$35,115	$33,334	$31,569

% of total revenue	28.6%	29.6%	27.8%	26.6%	31.5%	31.0%	29.9%

(a)	Slight variations in totals are due to rounding.

(b)	EBITDA or Earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.
UNITS IN SERVICE ACTIVITY (a)
(unaudited and in thousands)

	For the three months ended
	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07
Units in service

Beginning units in service
Direct one-way	3,835	3,678	3,547	3,429	3,318	3,179	3,071
Direct two-way	348	324	307	292	280	263	245

Total direct	4,183	4,002	3,854	3,721	3,598	3,442	3,316

Indirect one-way	603	535	483	449	417	378	346
Indirect two-way	100	97	94	89	90	92	95

Total indirect	703	632	577	538	507	470	441

Total beginning units in service	4,886	4,634	4,431	4,259	4,105	3,912	3,757

Gross placements
Direct one-way	108	119	120	112	91	112	107
Direct two-way	15	15	15	15	12	14	13

Total direct	123	134	135	127	103	126	120

Indirect one-way	24	18	24	36	19	25	35
Indirect two-way	4	5	5	6	8	8	7

Total indirect	28	23	29	42	27	33	42

Total gross placements	151	157	164	169	130	159	162

Gross disconnects
Direct one-way	(265)	(250)	(238)	(222)	(230)	(220)	(217)
Direct two-way	(39)	(32)	(30)	(28)	(29)	(32)	(26)

Total direct	(304)	(282)	(268)	(250)	(259)	(252)	(243)

Indirect one-way	(92)	(70)	(58)	(68)	(58)	(57)	(51)
Indirect two-way	(8)	(8)	(10)	(5)	(6)	(5)	(5)

Total indirect	(100)	(78)	(68)	(73)	(64)	(62)	(56)

Total gross disconnects	(404)	(360)	(336)	(323)	(323)	(314)	(299)

Net gain (loss)
Direct one-way	(157)	(131)	(118)	(111)	(139)	(108)	(110)
Direct two-way	(24)	(17)	(15)	(12)	(17)	(18)	(13)

Total direct	(181)	(148)	(133)	(123)	(156)	(126)	(123)

Indirect one-way	(68)	(52)	(34)	(32)	(39)	(32)	(16)
Indirect two-way	(4)	(3)	(5)	1	2	3	2

Total indirect	(72)	(55)	(39)	(31)	(37)	(29)	(14)

Total net change	(253)	(203)	(172)	(154)	(193)	(155)	(137)

Ending units in service
Direct one-way	3,678	3,547	3,429	3,318	3,179	3,071	2,961
Direct two-way	324	307	292	280	263	245	232

Total direct	4,002	3,854	3,721	3,598	3,442	3,316	3,193

Indirect one-way	535	483	449	417	378	346	330
Indirect two-way	97	94	89	90	92	95	97

Total indirect	632	577	538	507	470	441	427

Total ending units in service	4,634	4,431	4,259	4,105	3,912	3,757	3,620

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
AVERAGE REVENUE PER UNIT (ARPU) AND CHURN (a)
(unaudited)

	For the three months ended
	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07
ARPU
Direct one-way	$8.17	$8.06	$7.95	$7.86	$7.96	$7.87	$7.98
Direct two-way	23.61	23.75	23.27	23.61	23.91	24.02	24.17

Total direct	9.44	9.32	9.16	9.09	9.18	9.08	9.16

Indirect one-way	4.53	4.59	4.49	4.56	4.45	4.12	4.35
Indirect two-way	6.93	6.99	6.53	6.63	6.30	6.10	5.30

Total indirect	4.89	4.97	4.82	4.92	4.79	4.53	4.56

Total one-way	7.69	7.63	7.54	7.49	7.57	7.48	7.61
Total two-way	19.85	19.87	19.35	19.55	19.46	19.18	18.74

Total paging ARPU	$8.80	$8.74	$8.60	$8.57	$8.65	$8.54	$8.62

Gross disconnect rate (b)
Direct one-way	-6.9%	-6.8%	-6.7%	-6.5%	-6.9%	-6.9%	-7.1%
Direct two-way	-11.1%	-9.8%	-9.8%	-9.5%	-10.5%	-12.2%	-10.5%

Total direct	-7.3%	-7.0%	-7.0%	-6.7%	-7.2%	-7.3%	-7.3%

Indirect one-way	-15.3%	-13.1%	-12.0%	-15.1%	-14.0%	-15.1%	-14.7%
Indirect two-way	-7.1%	-8.2%	-10.6%	-5.8%	-6.2%	-5.4%	-5.7%

Total indirect	-14.2%	-12.4%	-11.8%	-13.5%	-12.6%	-13.2%	-12.8%

Total one-way	-8.1%	-7.6%	-7.4%	-7.5%	-7.7%	-7.8%	-7.8%
Total two-way	-10.2%	-9.5%	-10.0%	-8.6%	-9.4%	-10.4%	-9.2%

Total paging gross disconnect rate	-8.3%	-7.8%	-7.6%	-7.6%	-7.9%	-8.0%	-8.0%

Net gain / loss rate (c)
Direct one-way	-4.1%	-3.6%	-3.3%	-3.2%	-4.2%	-3.4%	-3.6%
Direct two-way	-6.8%	-5.2%	-4.9%	-4.4%	-6.0%	-6.8%	-5.3%

Total direct	-4.3%	-3.7%	-3.5%	-3.3%	-4.3%	-3.7%	-3.7%

Indirect one-way	-11.3%	-9.8%	-7.1%	-7.1%	-9.5%	-8.5%	-4.6%
Indirect two-way	-3.5%	-2.6%	-4.5%	1.0%	2.5%	3.3%	2.1%

Total indirect	-10.2%	-8.7%	-6.7%	-5.7%	-7.3%	-6.2%	-3.2%

Total one-way	-5.1%	-4.3%	-3.8%	-3.7%	-4.8%	-3.9%	-3.7%
Total two-way	-6.1%	-4.6%	-4.8%	-3.1%	-3.9%	-4.2%	-3.3%

Total paging net gain / loss rate	-5.2%	-4.4%	-3.9%	-3.6%	-4.7%	-4.0%	-3.7%

(a)	Slight variations in totals are due to rounding.

(b)	Gross disconnect rate is current period disconnected units divided by prior period ending units in service.

(c)	Net gain / loss rate is net current period placements and disconnected units in service divided by prior period ending units in service.

USA MOBILITY, INC.
SUPPLEMENTAL INFORMATION BY CUSTOMER SEGMENT (a)
(unaudited)

			For the three months ended
	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07
Gross placement rate

Healthcare	3.8%	4.5%	4.1%	4.2%	3.6%	4.8%	4.5%
Government	2.2%	2.3%	2.6%	2.1%	2.2%	2.5%	2.5%
Large enterprise	2.6%	3.0%	3.8%	3.9%	2.7%	3.0%	2.9%
Other	2.7%	3.0%	3.3%	3.1%	2.6%	3.2%	3.4%

Total direct	2.9%	3.3%	3.5%	3.4%	2.9%	3.7%	3.6%
Total indirect	4.0%	3.7%	5.1%	7.8%	5.3%	6.9%	9.6%

Total	3.1%	3.4%	3.7%	4.0%	3.2%	4.1%	4.3%

Gross disconnect rate
Healthcare	-4.6%	-4.7%	-5.3%	-4.6%	-4.6%	-5.0%	-5.6%
Government	-5.7%	-6.3%	-5.9%	-5.8%	-5.8%	-6.4%	-6.8%
Large enterprise	-7.7%	-7.4%	-6.9%	-6.8%	-8.4%	-9.3%	-7.6%
Other	-10.3%	-9.5%	-9.3%	-9.5%	-10.9%	-10.5%	-10.5%

Total direct	-7.3%	-7.0%	-7.0%	-6.7%	-7.2%	-7.3%	-7.3%
Total indirect	-14.2%	-12.4%	-11.8%	-13.5%	-12.6%	-13.2%	-12.8%

Total	-8.3%	-7.8%	-7.6%	-7.6%	-7.8%	-8.0%	-8.0%

Net loss rate
Healthcare	-0.7%	-0.2%	-1.1%	-0.4%	-1.1%	-0.2%	-1.0%
Government	-3.5%	-4.1%	-3.3%	-3.6%	-3.6%	-3.8%	-4.3%
Large enterprise	-5.1%	-4.3%	-3.0%	-2.9%	-5.7%	-6.2%	-4.6%
Other	-7.5%	-6.6%	-6.1%	-6.4%	-8.3%	-7.2%	-7.2%

Total direct	-4.3%	-3.7%	-3.5%	-3.3%	-4.3%	-3.7%	-3.7%
Total indirect	-10.2%	-8.7%	-6.7%	-5.7%	-7.3%	-6.2%	-3.2%

Total	-5.2%	-4.4%	-3.9%	-3.6%	-4.7%	-4.0%	-3.7%

End of period units in service % of total
Healthcare	29.0%	30.5%	31.5%	32.5%	33.6%	35.0%	36.2%
Government	16.4%	16.4%	16.6%	16.5%	17.9%	18.0%	17.8%
Large enterprise	10.2%	10.2%	10.1%	10.3%	13.8%	13.6%	13.5%
Other	30.8%	29.9%	29.2%	28.3%	22.7%	21.7%	20.7%

Total direct	86.4%	87.0%	87.4%	87.6%	88.0%	88.3%	88.2%
Total indirect	13.6%	13.0%	12.6%	12.4%	12.0%	11.7%	11.8%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
SUPPLEMENTAL INFORMATION — DIRECT UNITS IN SERVICE AND CELLULAR
ACTIVATIONS (a)
(unaudited)

	For the three months ended
	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07
Account size ending units in service (000’s)
1 to 3 units	358	327	300	275	251	232	216
4 to 10 units	203	188	175	163	150	139	129
11 to 50 units	489	456	426	398	368	344	319
51 to 100 units	265	249	238	226	215	200	189
101 to 1,000 units	1,068	1,027	999	967	924	898	856
>1,000 units	1,619	1,607	1,583	1,569	1,534	1,503	1,484

Total	4,002	3,854	3,721	3,598	3,442	3,316	3,193

End of period units in service % of total direct
1 to 3 units	8.9%	8.5%	8.1%	7.6%	7.3%	7.0%	6.8%
4 to 10 units	5.1%	4.9%	4.7%	4.5%	4.4%	4.2%	4.0%
11 to 50 units	12.2%	11.8%	11.4%	11.1%	10.7%	10.4%	10.0%
51 to 100 units	6.6%	6.5%	6.4%	6.3%	6.2%	6.0%	5.9%
101 to 1,000 units	26.7%	26.6%	26.9%	26.9%	26.8%	27.1%	26.8%
>1,000 units	40.5%	41.7%	42.5%	43.6%	44.6%	45.3%	46.5%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Account size net loss rate
1 to 3 units		-8.7%	-8.0%	-8.3%	-9.0%	-7.6%	-6.6%
4 to 10 units		-7.5%	-6.9%	-6.6%	-7.9%	-7.6%	-7.0%
11 to 50 units		-6.8%	-6.5%	-6.6%	-7.6%	-6.4%	-7.3%
51 to 100 units		-6.2%	-4.2%	-5.2%	-4.9%	-6.9%	-5.7%
101 to 1,000 units		-3.8%	-2.7%	-3.2%	-4.4%	-2.8%	-4.7%
>1,000 units		-0.7%	-1.6%	-0.9%	-2.2%	-2.0%	-1.3%

Total		-3.7%	-3.5%	-3.3%	-4.3%	-3.7%	-3.7%

Account size ARPU
1 to 3 units	$14.02	$14.14	$14.07	$14.16	$14.71	$14.67	$13.27
4 to 10 units	13.02	13.08	12.99	13.03	13.42	13.40	12.21
11 to 50 units	10.88	10.81	10.72	10.73	10.95	10.93	9.90
51 to 100 units	9.59	9.53	9.39	9.27	9.44	9.48	8.64
101 to 1,000 units	8.34	8.29	8.21	8.15	8.24	8.24	7.38
>1,000 units	8.18	8.05	7.89	7.88	7.92	7.80	6.90

Total	$9.44	$9.32	$9.16	$9.09	$9.18	$9.08	$9.16

Cellular revenue
Number of activations	6,829	6,969	6,374	5,818	5,450	8,046	5,579

Revenue from cellular services (000’s)	$2,026	$2,096	$1,728	$1,877	$2,087	$2,497	$2,035

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONSOLIDATED OPERATING EXPENSES SUPPLEMENTAL INFORMATION (a)
(unaudited and in thousands)

	For the three months ended
	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07
Cost of products sold	$786	$1,169	$1,184	$698	$687	$1,508	$2,435

Service, rental and maintenance
Site rent	26,099	25,021	24,314	24,204	22,284	22,115	20,705
Telecommunications and related	9,099	8,480	7,343	7,185	7,058	6,622	5,289
Payroll and related	7,046	6,578	6,517	6,136	6,488	6,657	6,871
Stock based compensation	81	83	78	78	31	30	26
Other	5,767	4,607	4,237	4,167	3,172	3,932	3,855

Total service, rental and maintenance	48,092	44,769	42,489	41,770	39,033	39,356	36,746

Selling and marketing
Payroll and related	7,709	7,317	6,996	6,902	6,740	6,259	5,984
Commissions	2,226	2,373	2,407	2,577	2,170	2,386	2,140
Stock based compensation	171	166	178	55	93	91	67
Other	953	1,262	1,348	1,262	1,239	1,239	1,700

Total selling and marketing	11,059	11,118	10,929	10,796	10,242	9,975	9,891

General and administrative
Payroll and related	12,330	11,412	9,517	9,287	9,560	9,343	9,487
Stock based compensation	431	461	484	462	304	299	214
Bad debt	1,790	1,705	2,035	1,975	1,402	1,075	854
Facility rent	4,104	3,973	3,468	3,408	2,947	3,066	2,614
Telecommunications	2,248	1,982	1,858	1,714	1,764	1,526	1,402
Outside services	6,419	5,631	6,162	7,122	5,504	5,222	5,136
Taxes, licenses and permits	4,149	2,708	3,036	(501)	2,316	(20)	1,815
Other	4,671	4,336	4,434	5,066	2,651	2,786	2,084

Total general and administrative	36,142	32,208	30,994	28,533	26,448	23,297	23,606

Depreciation, amortization and accretion	18,794	18,900	18,361	17,244	13,318	12,450	12,048
Severance and restructuring	170	321	682	3,413	17	—	1,177

Operating expenses	$115,043	$108,485	$104,639	$102,454	$89,745	$86,586	$85,903

Capital expenditures	$4,424	$4,595	$5,152	$6,819	$5,086	$3,525	$4,528

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(in thousands)

	12/31/06	9/30/07
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$66,507	$63,532
Accounts receivable, net	26,364	27,683
Prepaid expenses and other	12,294	8,147
Deferred income tax assets	18,399	13,799

Total current assets	123,564	113,161
Property and equipment, net	91,562	76,030
Goodwill	159,438	188,170
Intangible assets, net	26,339	19,281
Deferred income tax assets	180,244	148,396
Other assets	7,067	7,280

Total assets	$588,214	$552,318

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued liabilities	$63,979	$51,980
Distributions payable	435	127
Customer deposits	2,250	1,750
Deferred revenue	16,194	13,392

Total current liabilities	82,858	67,249
Other long-term liabilities	29,384	47,287

Total liabilities	112,242	114,536

Stockholders’ equity:
Preferred stock	—	—
Common stock	3	3
Additional paid-in capital	475,969	432,837
Retained earnings	—	4,942

Total stockholders’ equity	475,972	437,782

Total liabilities and stockholders’ equity	$588,214	$552,318

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(unaudited and in thousands)

	For the nine months ended
	9/30/06	9/30/07
Cash flows from operating activities:
Net income	$31,876	$46,298
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	56,055	37,816
Deferred income tax expense	12,836	24,231
Amortization of stock based compensation	2,133	1,155
Provisions for doubtful accounts and service credits	12,640	7,238
Non-cash tax accrual adjustments	(2,385)	(6,130)
Loss/(Gain) on disposals of property and equipment	389	(92)
Changes in assets and liabilities:
Accounts receivable	(4,690)	(8,557)
Prepaid expenses and other	2,247	3,341
Intangibles and other long-term assets	360	(212)
Accounts payable and accrued liabilities	(1,692)	(9,320)
Customer deposits and deferred revenue	(2,166)	(3,302)
Other long-term liabilities	7,309	(1,927)

Net cash provided by operating activities	$114,912	$90,539

Cash flows from investing activities:
Purchases of property and equipment	(14,171)	(13,139)
Proceeds from disposals of property and equipment	115	155
Receipts from long-term notes receivable	1,707	—

Net cash used in investing activities	$(12,349)	$(12,984)

Cash flows from financing activities:
Repayment of long-term debt	(13)	—
Cash distributions to stockholders	(81,396)	(80,530)

Net cash used in financing activities	$(81,409)	$(80,530)

Net increase (decrease) in cash and cash equivalents	21,154	(2,975)
Cash and cash equivalents, beginning of period	37,547	66,507

Cash and cash equivalents, end of period	$58,701	$63,532

Supplemental disclosure:
Interest paid	$34	$11

Income taxes paid (state and local)	$380	$404

(a)	Slight variations in totals are due to rounding.